UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

IRONWOOD GOLD CORP.
(Name of Registrant as Specified in Charter)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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PRELIMINARY COPIES

IRONWOOD GOLD CORP.
c/o Morse & Morse, PLLC
1400 Old Country Road, Ste. 302
Westbury, NY 11590
(250) 453-0033

INFORMATION STATEMENT
NOTICE OF STOCKHOLDER MAJORITY ACTION BY WRITTEN CONSENT
IN LIEU OF AN ACTUAL MEETING ON OR ABOUT AUGUST 1, 2014

To the Holders of Common Stock of Ironwood Gold Corp.:

Notice is hereby given to all holders of Common Stock (“Voting Stock”) that the purpose of this Information Statement is to inform the holders of record, as of the close of business on June 26, 2014 (the “Record Date”), which shares of Common Stock represent the only class of outstanding capital stock that has the voting power of Ironwood Gold Corp., a Nevada corporation (the “Company”), that our Board of Directors on June 26, 2014 approved and on or about August 1, 2014, Andrew McKinnon as the holder of approximately 65.5% of our Voting Stock, noting that each share of Common Stock has only one vote (the “Consenting Stockholder”) is expected to ratify, adopt and approve by written consent in lieu of an actual meeting (the “Written Consent”) the following matters (the “Proposals”):

(1)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to change the name of the Company to “The Wilderness Adventure Group, Inc.” (the “Name Change”);

(2)

To ratify, adopt and approve a one-for-four hundred reverse stock split of the Company’s issued and outstanding shares of Common Stock and the filing of an appropriate amendment to the Company’s Articles of Incorporation with the Secretary of the State of Nevada to give effect to the reverse stock split (the “Reverse Stock Split”);

(3)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to authorize 10 million shares of Preferred Stock while maintaining the Company’s authorized 250 million shares of Common Stock for a total of 260 million shares of capital stock, each $.001 par value per share (the “Preferred Stock Authorization”); and

(4)	To ratify, adopt and approve the Company’s 2014 Employee Benefit and Consulting Compensation Plan covering 2,000,000 (post-split) shares of Common Stock (the “Stock Option Plan”).

     WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Only stockholders of record at the close of business on the Record Date are entitled to receipt of this Information Statement. No action is required by you. The Company Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the Nevada Revised Statutes (“NRS”) and Rule 14c-2 of the Securities Exchange Act of 1934, as amended. This Information is first mailed to you on or about July 7, 2014. Please note that the number of votes to be received from the Consenting Stockholder is sufficient to satisfy the stockholder vote requirements for these actions under Nevada law and no additional votes will consequently be needed to approve the actions. We anticipate an effective date of the proposed actions to be approximately August 13, 2014 or as soon thereafter as practicable in accordance with applicable law including the NRS. The accompanying Information Statement is for information purposes only and explains the actions to be taken by the Consenting Stockholder by Written Consent in lieu of an actual meeting. Please read the Company Information Statement carefully. Also, you may call our securities counsel, Morse & Morse, PLLC at (516) 487-1446 should you have any questions on the enclosed Information Statement.

     PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors
of Ironwood Gold Corp.

July 7, 2014	Andrew McKinnon, Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

July 7, 2014

COPIES OF COMMUNICATIONS TO:
Ironwood Gold Corp.
c/o Morse & Morse, PLLC
1400 Old Country Road, Suite 302
Westbury, NY 11590
Morse & Morse, PLLC Phone: 516-487-1446
Morse & Morse, PLLC Fax: 516-487-1452
Ironwood Gold Corp. Phone: (250) 453-0033

ABOUT THIS INFORMATION STATEMENT

This Information Statement is being sent by first class mail to all record and beneficial owners of the Common Stock, $0.001 par value, of IRONWOOD GOLD CORP., a Nevada corporation, which we refer to herein as "Company," "we," "our" or "us." The mailing date of this Information Statement is on or about July 7, 2014 to stockholders of record on June 26, 2014 (the “Record Date”). The Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being furnished, pursuant to Section 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify our stockholders of actions we are taking pursuant to written consent (the “Written Consent”) of Andrew McKinnon (the “Consenting Stockholder”), the holder of 65.5% of the Voting Stock, representing more than a majority of our stockholders in lieu of an actual meeting of stockholders.

On the Record Date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 250 million shares of Common Stock authorized, with 228,947,593 shares of Common Stock issued and outstanding. Each share of Common Stock has only one vote. On the Record Date, we had no shares of Preferred Stock authorized.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On or about August 1, 2014, the Consenting Stockholder is expected to approve the following Proposals, which were approved by the Board of Directors on June 26, 2014.

(1)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to change the name of the Company to “The Wilderness Adventure Group, Inc.” (the “Name Change”);

(2)

To ratify, adopt and approve a one-for-four hundred reverse stock split of the Company’s issued and outstanding shares of Common Stock and the filing of an appropriate amendment to the Company’s Articles of Incorporation with the Secretary of the State of Nevada to give effect to the reverse stock split (the “Reverse Stock Split”);

(3)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to authorize 10 million shares of Preferred Stock while maintaining the Company’s authorized 250 million shares of Common Stock for a total of 260 million shares of capital stock, each $.001 par value per share (the “Preferred Stock Authorization”); and

(4)	To ratify, adopt and approve the Company’s 2014 Employee Benefit and Consulting Compensation Plan covering 2,000,000 (post-split) shares of Common Stock (the “Stock Option Plan”).

     Under Section 14c-2 of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein. Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q: What brought about the necessity for this Information Statement?

A: On March 21, 2014, Ironwood Gold Corp. entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with the The Wilderness Way Adventure Resort, Inc. and the Wilderness shareholders (namely Andrew McKinnon) pursuant to which the Company purchased (the “Acquisition”)100% of the issued and outstanding capital stock of the The Wilderness Way Adventure Resort, Inc. from its shareholders. The purchase price for the Shares set forth therein was 3.6 billion shares of the Company’s restricted Common Stock. At the closing date of the foregoing transaction, the Company was authorized to issue 250 million shares, including 150 million shares which were issued to Andrew McKinnon. An additional 3,450,000,000 pre-split shares are required to be issued. Upon the completion of the Reverse Stock Split, Mr. McKinnon who current owns 150,000,000 pre-split shares, equivalent to 375,000 post-split shares will receive an additional 8,625,000 post-split shares in accordance with the Share Exchange Agreement, for a total of 9,000,000 post-split shares. This Information Statement is necessary to complete our obligations to Mr. McKinnon under the Share Exchange Agreement. It is also the Board’s opinion that the Reverse Stock Split will better position the Company to continue to expand the Company’s operations. The Board believes that the Name Change is necessary and advisable to be more descriptive for its main business on a prospective basis, which is the development of adventure resorts under the brand name “The Wilderness Way.” The Board also believes that the authorization of Preferred Stock is to position the Company for possible capital financing and acquisitions in the future. It also believes that the Stock Option Plan is to be able to attract and retain qualified management, employees and consultants.

Q: Why did I receive this Information Statement?

A: Consenting Stockholder owning approximately 65.5% of our outstanding shares is expected to take action by written consent in lieu of a stockholders' meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The Board of Directors approved on June 26, 2014 and the Consenting Stockholder is expected to execute a written consent on or about August 1, 2014 approving four proposals, including the (1) the Name Change to The Wilderness Adventure Group, Inc., (2) the Reverse Stock Split of one-for-four hundred basis with any fractional shares being rounded up to the next whole share, (3) the Preferred Stock Authorization of 10 million shares of Preferred Stock, and (4) the Stock Option Plan covering 2 million shares (post-split) of Common Stock. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement. Following the Reverse Stock Split, you will receive from the transfer agent a letter of transmittal requesting that you turn in your old certificate for a new post- split certificate containing the Company’s Name Change and a new CUSIP NO.

Q: Why aren’t we holding a meeting of stockholders?

A: Our board has already approved the four proposals and the Consenting Stockholder is expected to ratify, adopt and approve all four proposals. Under the NRS, these actions may be approved by the written consent of a majority of the voting interests entitled to vote on such matters. Since the written consent of the Consenting Stockholder is assured, a meeting is not necessary and represents a substantial and avoidable expense.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by Written Consent.

Q: Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split?

A: You should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split.

Q: Where can I find more information about the Company?

A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact our attorneys, Morse & Morse, PLLC (Attn: Steven Morse, Esq.) at the address and phone no. specified herein.

Q: Is there anything else I should know about this Information Statement?

A: We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matter of action taken.

INTRODUCTION

     The Board of Directors of the Company is furnishing this Information Statement to stockholders on or about July 7, 2014.

     This Information Statement is being furnished to the stockholders of the Company in connection with four Proposals that were approved by the Board of Directors on June 26, 2014 and are expected to be ratified by the Consenting Stockholder on August 1, 2014. These Proposals include (1) the Name Change to The Wilderness Adventure Group, Inc., (2) the Reverse Stock Split of one-for-four hundred basis with any fractional shares being rounded up to the next whole share, (3) the Preferred Stock Authorization of 10 million shares of Preferred Stock, and (4) the Stock Option Plan covering 2 million shares (post-split) of Common Stock.

     The Company has authorized 250,000,000 shares of Common Stock and zero shares of Preferred Stock. There were outstanding on the Record Date 228,947,593 shares of Common Stock (the “Voting Stock”). Each Proposal contained in the preceding paragraph is expected to be adopted by the written consent of the Consenting Stockholder on or about August 1, 2014 (the “Written Consent Effective Date”). If each Proposal was not adopted by written consent, it would have been required to be considered by the Company’s stockholders at an annual or special stockholders’ meeting convened for the specific purpose of approving the Proposals.

     The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by NRS 78.320 of the Nevada Revised Statutes (the “Nevada Law”) which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the Consenting Stockholder.

     The Company has provided to its stockholders of record this Information Statement pursuant to the Exchange Act. Following stockholder approval of the Proposals stated herein, the Company will notify its stockholders in its Form 8-K of the Written Consent Effective Date of the Proposals and the effective date of the Reverse Stock Split which is expected to be on or about August 13, 2014. No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under Nevada Law are afforded to the Company’s stockholders as a result of the adoption of the proposals.

INFORMATION ON CONSENTING STOCKHOLDER

     As of June 26, 2014, there were issued and outstanding 228,947,593 shares of our Common Stock, each share of which has one vote on each stockholder Proposal. Pursuant to Section 78.320 of the Nevada Revised Statutes, at least a majority of the voting equity of the Company, or at least 114,473,797 votes, are required to approve all four Proposals by written consent. The Consenting Stockholder, namely, Andrew McKinnon, holds in the aggregate 150,000,000 shares of Common Stock (and therefore having approximately 65.5% of the total voting power of all outstanding voting capital), is expected to vote in favor of all four Proposals satisfying the requirement under Section 78.320 of the Nevada Revised Statutes that at least a majority of the voting equity vote in favor of a corporate action by written consent.

     The following table sets forth the name of the Consenting Stockholder, the number of shares of Common Stock held by the Consenting Stockholder, the total number of votes that the Consenting Stockholder is expected to vote in favor of the Proposals and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof.

Percentage
of the
			Number of	Voting
	Number of	Number of	Votes that	Equity
	Shares of	Votes held	Voted	that Voted
	Common	by such	in favor of	in favor of
Name of Consenting Stockholder	Stock held	Stockholder	the Actions	the Action
Andrew McKinnon	150,000,000	150,000,000	150,000,000	65.5%
Total	150,000,000	150,000,000	150,000,000	65.5%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 26, 2014 for: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our named executive officers and directors; and (iii) all of our current named executive officers and directors as a group. Unless otherwise noted, we believe that each beneficial owner named in the table has sole voting and investment power with respect to the shares shown, subject to community property laws where applicable. An asterisk (*) denotes beneficial ownership of less than one percent.

	Number	Percentage
	of	of
Name (1)	Shares	Shares (2)
Peter E Walcott	26,758,592	11.69%
Total 5% Owners as a group	26,758,592	11.69%
Keith P. Brill	-	-
Pamela Keck	-	-
Barry Laughren	-	-
Solomon Mayer	-	-
Corey Wells De Cortez	-	-
Andrew McKinnon	150,000,000	65.5%
All executive officers and directors as a group (six people)	150,000,000	65.5%

(1)	The address for each of the above noted individuals is c/o the Company at c/o Morse & Morse, PLLC, 1400 Old Country Road, Suite 302, Westbury, NY 11590.

(2)	The percentage ownership reflected in the table is based on 228,947,593 shares of Common Stock outstanding as of June 26, 2014.

PROPOSAL NO. 1

PROPOSAL TO RATIFY, ADOPT AND APPROVE AN AMENDMENT
TO THE COMPANY’S ARTICLES OF INCORPORATION
AND THE FILING OF SAID AMENDMENT WITH THE SECRETARY OF
STATE OF THE STATE OF NEVADA

     The Company's Board of Directors has proposed to ask its Consenting Stockholder to approve an amendment to the Company’s Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to change the name of the Company from “Ironwood Gold Corp.” to “The Wilderness Way Adventure Group, Inc.”

Purpose of Amendment

     The Company’s Board of Directors believes it advisable to amend Article I of the Company's Articles of Incorporation to change Article I to read as follows: “The name of the corporation shall be The Wilderness Way Adventure Group, Inc.” Accordingly, the Board adopted a resolution proposing that an amendment (the "Amendment") to Article I of the Articles of Incorporation be presented to the stockholders to take action by majority consent of the Consenting Stockholder in lieu of an actual meeting for approval to effect this change in corporate name. See “Exhibit A.”

     The Company’s primary business focus on a prospective basis will be to develop its adventure resort business under the brand name “The Wilderness Way”. As the business focus shifts from consideration of gold mining opportunities to development of the adventure tourism projects, it is essential that the corporate name accurately reflect the primary business. Clearly, the name “The Wilderness Adventure Group, Inc.” is more in line with the Company’s new business than Ironwood Gold Corp. The Company also intends to request a symbol change from FINRA to TWWA (or if not available to another symbol), again in line with promoting the shift in business focus and the opportunities associated therewith.

PROPOSAL NO. 2
PROPOSAL TO RATIFY, ADOPT AND APPROVE
A ONE-FOR-FOUR HUNDRED REVERSE STOCK SPLIT
AND THE FILING OF AN AMENDMENT TO THE ARTICLES
OF INCORPORATION WITH THE SECRETARY OF THE STATE
OF NEVADA TO EFFECTUATE SAME.

     The Company's Board of Directors has approved and has requested its Consenting Stockholder to ratify, adopt and approve a one-for-four hundred reverse stock split and the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of the State of Nevada to effectuate same. See “Exhibit A.”

Introduction

     On March 21, 2014, Ironwood Gold Corp. entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with the The Wilderness Way Adventure Resort, Inc. and the Wilderness shareholders (namely Andrew McKinnon) pursuant to which the Company purchased (the “Acquisition”)100% of the issued and outstanding capital stock of the The Wilderness Way Adventure Resort, Inc. from its shareholders. The purchase price for the Shares set forth therein was 3.6 billion shares of the Company’s restricted Common Stock. At the closing date of the foregoing transaction, the Company was authorized to issue 250 million shares, including 150 million shares which were issued to Andrew McKinnon. An additional 3,450,000,000 pre-split shares are required to be issued. Upon the completion of the Reverse Stock Split, Mr. McKinnon who current owns 150,000,000 pre-split shares, equivalent to 375,000 post-split shares will receive an additional 8,625,000 post-split shares in accordance with the Share Exchange Agreement, for a total of 9,000,000 post-split shares. This Information Statement is necessary to complete our obligations to Mr. McKinnon under the Share Exchange Agreement.

     On March 21, 2014, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell secured convertible promissory notes (the “Notes”) in the aggregate principal amount of $1,000,000, plus an over-allotment option of up to an additional $500,000 (the “Private Placement”). As of the mailing date of this Information Statement, the Company has closed on $1,150,000 of this Private Placement. The Notes are secured by a senior security interest in all of the assets of the Company and its subsidiaries. The Notes are convertible into common stock of the Company at an exercise price of $0.18 per (post-split) share, subject to adjustment in the event of stock splits, stock dividends, or in the event of certain subsequent issuances by the Company of common stock or securities convertible into common stock at a lower price. The Notes will mature two years from the date of issuance. The Notes bear interest at the rate of 8% per annum due and payable in cash on each March 31, June 30, September 30 and December 31 commencing on the second such date after the date of closing and upon maturity. If an event of default has not occurred, the Company may elect to make any interest payments in shares of its common stock at a discount of 10% to the VWAP (volume weighted average price) for the Company’s common stock for the ten final trading days directly preceding such quarterly interest payment date. In the event (i) the Company is prohibited from issuing shares issuable upon conversion of a note, (ii) upon the occurrence of any other event of default, that continues beyond any applicable cure period, (iii) a change in control occurs, or (iv) upon the liquidation, dissolution or winding up of the Company or any subsidiary, then at the noteholder’s option, the Company must pay to each noteholder, a sum of money determined by multiplying up to the outstanding principal amount of the note designated by each such noteholder by, at the noteholder’s election, the greater of (x) 115%, or (y) a fraction the numerator of which is the highest closing price of the Company’s common stock for the thirty days preceding the date demand is made by the noteholder and the denominator of which is the lowest applicable conversion price during such thirty (30) day period, plus accrued but unpaid interest and any other amounts due. Pursuant to the Private Placement, the Company also agreed to issue to the Investors warrants (collectively, the “Warrants”) to purchase common stock in an amount equal to the principal amount of each Note divided by $0.18. The Warrants have a six-year term, may be exercised on a cashless basis (commencing twelve months after the closing date of the Private Placement only if the common stock underlying the Warrants is not included for public resale in an effective registration statement), and have an exercise price of $0.22 (post-split) shares, subject to adjustment in the event of stock splits, stock dividends, or in the event of certain subsequent issuances of the Company of common stock or securities convertible into common stock at a lower price. The Notes may not be converted, and the Warrants may not be exercised, to the extent such conversion or exercise would cause the holder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% of the Company’s then outstanding shares of common stock following such conversion or exercise. Pursuant to the Subscription Agreement, the Investors shall have demand and piggyback registration rights. The Company’s obligations under the Notes are guaranteed by the Company and secured by a second mortgage on the real estate owned by the Company in British Columbia, Canada.

     As a result of the completion of the Share Exchange Agreement and the Private Placement financing, the Company has issued and outstanding 228,947,593 shares of Common Stock (which is equivalent to 572,369 post-split shares) . The Company has outstanding obligations to issue 3,450,000,000 (post-split) shares of Common Stock to Andrew McKinnon which is the equivalent of 8,675,000 post-split shares. The Company is also obligated to issue Common Stock or to have reserved shares of Common Stock for issuance upon conversion of promissory notes, warrants or options. The following sets forth the Company’s outstanding capitalization table which provides for the need to issue post-split common shares and/or to reserve for issuance shares upon conversion of certain notes, warrants and/or options totaling 28,096,774 shares (collectively hereinafter referred to as the Company’s “Commitment Securities”):

Type or Name of Security Holder	Pre-Split Shares	Post-Split Shares

Andrew McKinnon	3,450,000,000	8,675,000
Private Placement Accredited Investor – conversion of notes	2,555,555,556	6,388,889
Private Placement Accredited Investor – Conversion of warrants	2,555,555,556	6,388,889
Stock Option Plan	800,000,000	2,000,000
Alpha Capital	310,042,800	775,107
DR Financial	12,000,000	30,000
Reserve for PPM Notes and Warrants which may be exercised	1,555,555,555	3,888,889
Total	11,238,709,467	28,096,774

     Purpose of Amendment

The foregoing Share Exchange Agreement and Private Placement Agreement described above obligate the Company to complete a one-for-four hundred stock split in order to complete the Company’s obligations to Andrew McKinnon and to the investors under the Private Placement financing and to create additional availability of Common Stock as a result of the Reverse Stock Split, by maintaining the number of authorized shares of Common stock at 250,000,000 post Reverse Stock Split.

Board Approval/Consenting Stockholder Approval

     On June 26, 2014, the Board of Directors approved and on or about August 1, 2014, the Consenting Stockholder is expected to ratify a one-for-four hundred reverse stock split so that every four hundred shares of pre-split Common Stock become equivalent to one post-split share of Common Stock (the “Reverse Stock Split”). The Effective Date of the Reverse Stock Split, which is expected to be on or about August 13, 2014, will be made by the Company’s Board of Directors in coordination with giving appropriate notice to FINRA at least 10 days prior to the anticipated Record Date and disclosing such dates in an appropriate Form 8-K and/or Press Release.

Common Stockholder Rights

     The Company is authorized under its Articles of Incorporation to issue 250,000,000 shares of Common Stock, $.001 par value. All shares of our common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share entitles the holder thereof to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. The common stock is not subject to redemption and carries no subscription or conversion rights.

Amendment to Articles of Incorporation

Our current authorized capitalization of Common Stock post Reverse Stock Split will remain unchanged at 250,000,000,000 shares of common stock with a par value of $.001 per share.

Under applicable Nevada law, a corporation may affect a reverse stock split without correspondingly decreasing the number of authorized shares of the same class or series if:

(a)	The board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of a class or series; and

(b)	The proposal is approved by the vote of stockholders holding a majority of the voting power of the outstanding shares of the affected class or series.

As our board of directors has approved the Reverse Stock Split and the Consenting Stockholder holding a majority of our outstanding shares of common stock is expected to ratify, adopt and approve the Reverse Stock Split by Written Consent, we are not required to change our authorized Common Stock capitalization. Accordingly, our amendment to our articles of incorporation will reflect that our outstanding shares have been reverse split, but that our Common Stock capitalization will be unchanged. Upon the effectiveness of the split, each share of our issued and outstanding common stock will be reverse split on a one (1) share for four hundred (400) shares basis. Stockholders who would otherwise be entitled to receive fractional shares, because they hold a number of shares of common stock that is not evenly divided by the split ratio, will have the number of new shares to which they are entitled rounded up to the next whole number of shares. No stockholders will receive cash in lieu of fractional shares.

Effect of the Reverse Stock Split

Split shares of common stock issued in connection with the Reverse Stock Split will be fully paid and non-assessable. The number of stockholders will remain unchanged as a result of the Reverse Stock Split.

The Reverse Stock Split will decrease the number of outstanding common shares but will not affect any stockholder's proportionate interest in our company prior to the closing of the Share Exchange, except for minor differences resulting from the rounding up of fractional shares. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the Reverse Stock Split will not affect our total stockholders' equity. All share and per share information will be retroactively adjusted to reflect the split for all periods presented in our future financial reports and regulatory filings.

Although it is generally expected that a reverse split will result in a proportionate increase in the market price of the split shares, there can be no assurance that our common stock will trade at a multiple of our current price, or that any price increase will occur or be sustained. If the market price of our stock declines after the implementation of the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of our overall market capitalization would be greater than would be the case in the absence of the Reverse Stock Split.

Furthermore, the possibility exists that the reduction in the number of outstanding shares will adversely affect the market for our common stock by reducing the relative level of liquidity. In addition, the Reverse Stock Split may increase the number of the stockholders who own odd lots, or less than 100 shares. Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results outlined above. It is anticipated that the Reverse Stock Split will cause our current bid price of our shares on a post-split basis to rise above $.01 per share, which is the minimum bid price required to apply for an upgraded listing from OTCPink to OTCQB. We can provide no assurances that our Company efforts to obtain an OTCQB listing post completion of the Reverse Stock Split will be achieved.

Following the Reverse Stock Split, we will have issued and outstanding approximately 572,369 shares of Common Stock, without giving effect to the rounding up of fractional shares.

Following the Reverse Stock Split, we will have the corporate authority to issue approximately 249,427,631 shares of authorized but unissued post-split Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value. Except for share issuance requirements described under the “Commitment Securities,” including, without limitation, completing our obligations to the Consenting Stockholder, we have no other immediate plans, proposals or arrangements, written or otherwise, to use these authorized and unissued shares of common stock following the Reverse Stock Split.

As a result of our Reverse Stock Split, our authorized and unissued shares could possibly be used by management to oppose a hostile takeover attempt, delay or prevent changes of control, or changes in or removal of management. This could include transactions that are favored by a majority of stockholders, or in which the stockholders might otherwise receive a premium for their shares over then-current market price, or benefit stockholders in some other manner. Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than would otherwise be the case.

As a result of our Reverse Stock Split, the available authorized and unissued shares of Common Stock give the Company the ability to cause a potential anti-takeover effect by creating potential dilution to the number of outstanding common shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the company stock and to expend additional resources to accomplish a takeover. While the Reverse Stock Split is part of a plan to complete the Consenting Stockholder’s takeover of control of the Company, the Reverse Stock Split is not part of a plan by management to affect the ability of third parties in the future to take over or cause a further change in control of the Company, nor are we currently contemplating any such anti-takeover plan.

We will not become a private company as a result of the Reverse Stock Split and we plan to continue to file periodic and other reports with the SEC under the Exchange Act.

Following the Reverse Stock Split, you will receive a Letter of Transmittal to return your old stock certificates to our transfer agent identified below and to be replaced with new certificates. You are not required to exchange your certificates for new certificates, but such exchange will be recommended by management. In the future, new share certificates will be issued reflecting the Reverse Stock Split, name change and new cusip number but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur on the effective date (anticipated to be on or about August 13, 2014) to be announced by the Company on a Form 8-K and/or press release without any further action on the part of our stockholders. After the effective date of the Reverse Stock Split, each share certificate representing shares of pre-split Common Stock will be deemed to represent 1/400 shares of post-split Company Common Stock. The name, address and phone no. of our transfer agent is as follows: Holladay Stock Transfer, Att: Tom Laucks, 2939 N. 67th Place, Ste. C, Scottsdale, AZ 85251.

Reason for the Reverse Stock Split

We currently have 250,000,000 shares of Common Stock authorized. We are committed to have to issue additional shares of Common Stock pursuant to our Commitment Securities described above and we currently do not have sufficient authorized Common Stock to issue pursuant to said commitments and contractual obligations. Also, our stock currently trades at a fraction of a penny. Recently the OTC Markets announced its plan to lower the status of stocks trading below a minimum bid price of $.01 per share appearing on the OTCQB to pink sheet status. As a result, our Common Stock is now quoted under the pink sheet status. As a result of the Reverse Stock Split, management believes that our Common Stock may trade at a minimum bid price in excess of $.01 per share which would then make our Common Stock eligible for trading and quotation in the OTCQB Market. No assurances can be given that management’s expectations will be realized. Accordingly, for both of the foregoing reasons, we have elected to reverse split our shares of common stock.

We request that stockholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing post-split shares that are issued in exchange for old pre-split certificates representing restricted shares, will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new post-split shares, the time period during which a stockholder has held their existing pre-split shares will be included in the total holding period.

Accounting Matters

The par value per share of the common stock will remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of the common stock outstanding. The company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Other Effects on Outstanding Shares

When the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the common stock will remain the same after the Reverse Stock Split. Each share of common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The Reverse Stock Split would result in some stockholders owning "odd-lots" of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

No Appraisal Rights

Under Nevada Corporations Law, stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split and amendment to our articles of incorporation.

United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to a stockholder (hereinafter a "U.S. stockholder") that is a "United States person," as defined in the Internal Revenue Code of 1986, as amended (the "Code"). This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information purposes only. Further, it does not address any state, local or foreign income or other tax consequences. For example, state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities.

The discussion below is based on the provisions of the U.S. federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the shares held by a U.S. stockholder prior to the Reverse Stock Split ("Old Shares") were, and the shares owned by such stockholder immediately after the Reverse Stock Split ("New Shares") will be, held as "capital assets," as defined in the Code, generally property held for investment. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split also is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder's exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis and holding period of the New Shares received in the Reverse Stock Split should be the same as such stockholder's aggregate tax basis and holding period in the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

PROPOSAL NO. 3
PROPOSAL TO RATIFY, ADOPT AND APPROVE
THE FILING OF AN AMENDMENT TO THE ARTICLES
OF INCORPORATION WITH THE SECRETARY OF THE STATE
OF NEVADA TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK
WHILE MAINTAINING THE COMPANY’S AUTHORIZED
250,000,000 SHARES OF COMMON STOCK FOR A
TOTAL CAPITAL STRUCTURE OF 260,000,000 SHARES

     The Company's Board of Directors has approve and has asked its Consenting Stockholder to ratify, adopt and approve the filing of an amendment to the Articles of Incorporation with the Secretary of the State of Nevada to authorize 10,000,000 shares of Preferred Stock while maintaining the Company’s authorized 250,000,000 shares of Common Stock for a total capital structure of 260,000,000 shares.

Purpose of Amendment

     The Company’s Board of Directors believes it to be advisable to amend Article III of the Company’s Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock, $.001 par value, which shares may be issued in Series with such rights, preferences and privileges as adopted by resolution of the Company’s Board of Directors. Accordingly, the Board adopted a resolution proposing that an amendment (the “Amendment”) to Article III of the Articles of Incorporation be presented to the stockholders to take action by majority written consent of the Consenting Stockholder in lieu of an actual meeting for approval to effect this change in capital structure. See “Exhibit A.”

Increase in Authorized Capital Stock

     Our Articles of Incorporation authorize us to issue 250,000,000 shares of capital stock, consisting of 250,000,000 shares of common stock, par value $0.001 per share. Our Board of Directors has approved and our Consenting Stockholder is expected to ratify the Charter Amendment to increase our authorized capitalization to 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

     Holders of shares of our outstanding common stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends at such times and in such amounts as our Board of Directors may from time to time determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. Our common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of our common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors.

     Upon the Charter Amendment becoming effective, shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. Preferred stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

     We do not have any current plans, proposals or arrangements, written or otherwise, to create or issue any shares of preferred stock using the “blank check” authority that would be afforded our Board of Directors by the Charter Amendment. However, our Board believes that the authorization of this authority would be beneficial because it would provide us with increased flexibility in pursuit of equity financing. Authorizing “blank check” preferred stock permits us to issue preferred stock for purposes which may be identified in the future, including (i) to raise additional capital or (ii) to engage in a range of investment and strategic opportunities through equity financings. The Charter Amendment would permit our Board of Directors to undertake the foregoing actions on an expedited basis, without the delay and expense ordinarily attendant on obtaining further shareholder approvals. In addition, our Board of Directors believes that the authorization of “blank check” preferred stock improves our ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions. “Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt securities to raise capital.

     The authorization of Preferred Stock will not have any immediate effect on the rights of our existing stockholders. However, our Board of Directors will have the authority to issue authorized common stock or preferred stock at such times, for such purposes and for such consideration as the Board may determine to be appropriate without requiring future stockholder approval of such issuances, except as may be required by applicable law or stock exchange regulations. To the extent that authorized common shares or preferred shares are issued in the future, they will decrease our existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of our common stock have no preemptive rights.

     The subsequent issuance of such capital stock could have the effect of delaying or preventing a change in control of our company without further action by our stockholders. Shares of authorized and unissued capital stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us.

     While the amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire us to negotiate directly with our Board of Directors enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests.

     The issuance of preferred stock could affect the relative rights of the holders of our common stock. Depending on the exact powers, preferences and rights, if any, of the preferred stock as determined by our Board of Directors at the time of issuance, the voting power and economic interest of the holders of our common stock may be diluted. For example, the holders of preferred stock may be entitled to (i) certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend, (ii) in the event of liquidation of our company, receive a certain amount per share of their preferred stock before the holders of our common stock receive any distribution, (iii) rights to convert their preferred stock into common stock, and (iv) voting rights which would tend to dilute the voting rights of the holders of our common stock. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

•	Reduction of the amount of funds otherwise available for payment of dividends on our common stock;

•	Restrictions on dividends on our common stock;

•	Dilution of the voting power of our common stock; and

•	Restrictions on the rights of holders of our common stock to share in our assets upon liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

Possible Anti-Takeover Effects of the Proposed Amendments

     Our Board of Directors acknowledges that the issuance of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of us through a corporation transaction, tender offer or a proxy fight or otherwise seeking to bring about the removal of our incumbent management. Because the authorization of “blank check” preferred stock could be used by our Board of Directors for the adoption of a shareholder rights plan or “poison pill,” the preferred stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of common stock. While the Charter Amendment may have anti-takeover ramifications, our Board believes that the reasons for such the Charter Amendment set forth above outweigh any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests. The Charter Amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

PROPOSAL NO. 4

PROPOSAL TO RATIFY, ADOPT AND APPROVE
THE 2014 EMPLOYEE BENEFIT AND CONSULTING COMPENSATION PLAN
COVERING 2,000,000 POST-SPLIT SHARES OF COMMON STOCK

Management recommends that you vote in favor of the ratification, adoption and approval of the 2014 Employee Benefit and Consulting Compensation Plan.

This Proposition will be decided by a majority of the votes cast at the Meeting of Stockholders by the holders of shares entitled to vote thereon.

     On June 26, 2014, the Board established an Employee Benefit and Consulting Compensation Plan (the “2014 Plan”) covering 2,000,000 (post-split) shares with an effective date of August 1, 2014, subject to ratification and approval by stockholders. The material features of the Plan are described below. (Note: A copy of the plan is appended hereto as Exhibit B.)

Administration

     Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, will administer the 2014 Plan. The Board, subject to the provisions of the 2014 Plan, has the authority to determine and designate employees and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board or Compensation Committee may, in its sole discretion, accelerate the vesting of awards. Our Compensation Committee must approve all grants of Options and Stock Awards issued to our executive officers or directors.

Types of Awards

     The 2014 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2014 Plan contained provisions for granting incentive and non-statutory stock options and Common Stock Awards.

     Stock Options. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options (excluding Incentive Stock Options) may also contain at the time of grant, at the discretion of the Board, certain cashless exercise provisions.

     Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee’s death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

     Common Stock Award. “Common Stock Award” are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

     The Company’s officers, employees, directors and consultants of Ace Group and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board or our Compensation Committee; however, all Options and Stock Awards granted to officers and directors must be approved by our Compensation Committee.

Termination or Amendment of the 2014 Plan

     The Board may at any time amend, discontinue, or terminate all or any part of the 2014 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

     It is not possible to predict the individuals who will receive future awards under the 2014 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board or our Compensation Committee. Currently, there have been no awards granted under the 2014 Plan, except for options to purchase 750,000 (post-split) shares issued to Andrew McKinnon. The 2014 Plan will terminate and no awards may be granted after June 26, 2024.

Shares Subject to the Plan

     The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 2,000,000 (post-split) shares. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year, except there are limits in the case of Incentive stock Options to those established by the Internal Revenue Code of 1986, as amended. The aggregate number of shares issuable under the 2014 Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

Federal Tax Consequences

     The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

     Incentive Stock Options. Incentive stock options granted under the 2014 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who does not dispose of the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and holds those shares for at least one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

     Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

     Common Stock Awards. Recipients of shares of restricted Common Stock that are not “transferable” and are subject to “substantial risk of forfeiture” at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient’s income and the Company’s deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

ADDITIONAL INFORMATION

Effective Date of the Amendment

     The Amendment to the Company’s Articles of Incorporation to effectuate the Name Change and authorization of Preferred Stock will become effective upon the filing of the amendment to the Company’s Articles of Incorporation with Secretary of State of the State of Nevada. The Reverse Stock Split will become effective on or about August 13, 2014 or at date specified by FINRA after compliance with their rules and regulations. Approval of the Stock Option Plan will be effective on the Effective Date of the written consent which is on or about August 1, 2014. Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Lack of Dissenters’ Right of Appraisal

     Under Nevada law and the Company’s Articles of Incorporation and bylaws, no stockholder has any right to dissent to the four Proposals described herein and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to such Proposals.

No Meeting of Stockholders Required

     The Company is not soliciting any votes with regard to four Proposals. The Consenting Stockholder of the Company intends to consent to the four Proposals and the Consenting Stockholder owns ___% of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve all four Proposals.

PROPOSALS BY SECURITY HOLDERS

     No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer and director of the Company, except that Andrew McKinnon, the Consenting Stockholder and Chief Executive Officer of the Company, will receive 8,675,000 post-split shares of the Company’s Common Stock pursuant to the completion of the March 21, 2014 Share Exchange Agreement described herein. No person of the Company has informed the Company that he intends to oppose the proposed action to be taken by the Company as set forth in this Information Statement.

SEC REPORTS

     The Company files reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

Householding of Proxy Materials

     Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Information Statement may have been sent to multiple stockholders residing at the same household. If you would like to obtain an additional copy of this Information Statement, please contact us at our transfer agent at Holladay Stock Transfer, Att: Tom Laucks, 2939 N. 67th Place, Ste. C, Scottsdale, AZ 85251. If you want to receive separate copies of our information statements, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Where You Can Find More Information

     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). For further information about us, you may refer to the following reports filed with the SEC, which are incorporated herein by reference:

•	our Annual Report on Form 10-K for the year ended August 31, 2013;

•	our Quarterly Reports on Form 10-Q for the quarters ended November 30, 2013 and February 28, 2014; and

•	our Reports on form 8-K filed on March 18, 2014, March 27, 2014 and April 2, 2014.

     Copies of these reports and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Washington, DC 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

Dated:	July 7, 2014	IRONWOOD GOLD CORP.

By: /s/ Andrew McKinnon, CEO

Exhibit A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.     Name of corporation:

     Ironwood Gold Corp.

2.     The articles have been amended as follows: (provide article numbers, if available)

On August 13, 2014, the Corporation shall have become effective a one-for-400 reverse stock split of its common stock. There will be no change in the number of authorized shares of common stock or par value, which shall remain at 250,000,000 shares, $.001 par value.

See Attachment A.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: %

4. Effective date and time of filing: (optional)	Date: ____________ , 2014	Time: ________________________

5. Signature: (required)	(must not be later than 90 days after the certificate is filed)

X /s/ Andrew McKinnon, CEO
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After

Revised: 8-31-11

ATTACHMENT A

ARTICLE I
CORPORATE NAME

ARTICLES I AND III ARE AMENDED TO READ AS FOLLOWS:

     The name of the corporation (which is hereinafter referred to as the “Corporation”) shall “The Wilderness Adventure Group, Inc.”

ARTICLE III
CAPITAL STOCK

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

     3.1     Number of Authorized Shares; Par Value. The aggregate number of shares which the Corporation shall have authority to issue is two hundred sixty million (260,000,000) shares, of which two hundred fifty million (250,000,000) shares shall be designated as common stock, par value $0.001 per share, and of which ten million (10,000,000) shall be designated as preferred stock, par value $0.001 per share.

     3.2     Preferred Stock. The preferred stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, options or other special rights and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, with the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

     3.3     No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

Exhibit B

IRONWOOD GOLD CORP.
2014 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

SECTION 1.	INTRODUCTION

     1.1     Establishment. Ironwood Gold Corp., a Nevada corporation (the “Company”), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations. This plan was adopted on __________, 2014 (the “Adoption Date”) by the Board of Directors, subject to stockholder ratification within one year and shall be known as the 2014 Employee Benefit and Consulting Services Compensation Plan (the "Plan"). The effective date of the Plan and duration of the Plan is set forth in section 17 herein.

     1.2     Purpose. The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company. It is intended that this Plan be considered an "Employee Benefit Plan" within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

     The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options”) and to issue stock in exchange for services rendered.

     The Plan shall become effective as provided in Section 17, provided, however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2.	DEFINITIONS

     The following definitions shall be applicable to the terms used in the Plan:

     2.1     "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

     2.2     “Board” means the Board of Directors of the Company.

     2.3     "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors. For the purposes of the Plan, a director or member of the Committee shall qualify as a “Non-Employee Director” only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     2.4     "Common Stock" means the Company's $.001 par value voting common stock.

     2.5     "Company" means Ironwood Gold Corp., a Nevada corporation.

     2.6     “Disability” means permanent total disability as defined in the Code.

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     2.7     "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

     2.8     "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

     2.9     “Fair Market Value” with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

     (i)     If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, NYSE Alternext US LLC, the NASDAQ National Market or the NASDAQ SmallCap Market or in the OTCQB, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing “bid” and “ask” prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512 -2 of the Regulations;

     (ii)     If the Common Stock is not then listed or quoted on any established stock exchange or national market system or in the OTCQB, its fair market value shall be the average of the “bid” prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512 -2 of the Regulations; and

     (iii)     If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

     (iv)     Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

     2.10     “Grant” means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

     2.11     "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

     2.12     "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

     2.13     "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

     2.14     "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company. "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

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     2.15     "Registered Stock" means shares of Common Stock, $.001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

     2.16     “Subsidiary” means any corporation which is a “subsidiary corporation” as defined in Section 424(f) of the Code, and the regulations thereto.

     2.17     "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

     2.18     "Stock" or "Restricted Stock" means shares of Common Stock, $.001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

     References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions. Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions. The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3.	ADMINISTRATION OF THE PLAN

     The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company. In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.

SECTION 4.	ELIGIBILITY AND AWARDS

     The Committee shall determine at any time and from time to time after the Effective Date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted. Such determination, may from time to time be amended or altered at the sole discretion of the Committee. Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

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SECTION 5.	GRANT OF OPTION

     Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Appendix A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

     Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained. In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options. The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code. No Option shall be granted for a term of more than 10 years from the date of Grant. In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

     The Committee shall determine the exercise price of each Option granted under the Plan. Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company’s Common Stock on the date of Grant. In the case of Incentive Stock Options, the following rules shall also apply:

     (A)     The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

     (B)     The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6.	TOTAL NUMBER OF SHARES OF COMMON STOCK

     The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan is 2,000,000 shares, it being understood that the number of shares if post 1:400 reverse stock split, which split became effective on _________, 2014. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan. Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7.	PURCHASE OF SHARES OF COMMON STOCK

     7.1     As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

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     7.2     The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

SECTION 8.	PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

     The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance. The terms and/or prices so set by the Committee may vary from one Participant to another. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee at anytime between the date of grant and the date of exercise. The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee in the manner set forth in the Grant of Option. Reference is made to Section 14 which provides that the Committee may, in its discretion, have the Company make loans to option holders to pay the exercise price and/or in the case of Non-Statutory Stock Options, adopt additional cashless exercise provisions in form satisfactory to it, which provisions would be established at the time of Grant of each Non-Statutory Stock Option and incorporated into the Grant of Option.

SECTION 9.	DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

     The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10.	RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

     10.1     Employment. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

     10.2     Non-transferability. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution. Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee’s children, grandchildren, spouse or trusts established solely for their benefits (the “Family Members”), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

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     10.3     Exercise of Options. An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

     10.4     Termination of Employment. Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

     In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

     In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment. In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.

     10.5     Federal Income Tax or Other Withholding Amounts. In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws. The Company shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11.	GENERAL RESTRICTIONS

     11.1     Restrictive Legend. All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

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The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

     The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

     11.2     Investment Representations. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     11.3     Compliance with Securities Laws. Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     11.4     Limitation of Rights in the Underlying Shares. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12.	BURDEN AND BENEFIT

     The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13.	PLAN BINDING UPON LAWFUL TRANSFEREES

     In the event of an Optionee’s death and Options are to be transferred to the Optionee’s legal heirs and distributors, or in the event of transfers during the Optionee’s lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14.	LOANS/ADDITIONAL CASHLESS EXERCISE PROVISIONS

     At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan. The Committee, in its sole discretion, may also grant Non-Statutory Stock Options with payment of the exercise price to be made(but not within the first six months from the date of Grant) through additional cashless exercise provisions to be established by the Committee and set forth in the Grant of Option.

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SECTION 15.	CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

     Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any recapitalization or reclassification, and any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any dividends in Common Stock, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

     In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, or consolidation, appropriate adjustment shall be made in accordance with Section 424(a) of the Code, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

     In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

     The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under Section 422 of the Code as a result of such acceleration shall be redesignated as Non-Statutory Stock Options.

     A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

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     If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

SECTION 16.	PLAN MODIFICATION AND AMENDMENT

     Modifications or other amendments to the Plan may be made by the stockholders of the Company. The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17.	EFFECTIVE DATE OF THE PLAN

     17.1     Effective Date. The Plan is effective as of ______________, 2014.

     17.2     Duration of the Plan. The Plan shall terminate at midnight on __________, 2024 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

     Executed as a sealed instrument as of the ___ day of ______________, 2014.

IRONWOOD GOLD CORP.

By:
Andrew McKinnon, Chief Executive Officer

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APPENDIX A

FORM OF
GRANT OF OPTION PURSUANT TO THE
IRONWOOD GOLD CORP.
2014 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

     Ironwood Gold Corp., a Nevada corporation (the “Company"), hereby grants to _______________________________ ("Optionee") an Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of $ ______ per share (the "Purchase Price"). This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company’s Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

     This Option is granted pursuant to the 2014 Employee Benefit and Consulting Services Compensation Plan (the “Plan”), a copy of which is appended hereto. This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan. This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein. Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

     Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee’s permitted transferees as described in the Plan no later than ___________________ (the “Expiration Date”) by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company’s Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

     This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefor has been received and in the case of checks or money orders, has cleared the banking system.

     If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

     This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

     The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of New York, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________________, New York.

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     The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

     This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

     For purposes of any applicable cashless exercise provisions of this Option, the “fair market value” per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the NASDAQ Stock Market (the “NASDAQ Market”), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the NASDAQ Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the NASDAQ Market. If the Common Stock is not so listed or admitted to unlisted trading privileges the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company or the Committee.

     The Shares __________________ [insert appropriate language: “have” or “have not”] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

     IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, ______.

IRONWOOD GOLD CORP.

NOT FOR EXECUTION
By:
(Authorized Executive Officer)

OPTIONEE:

NOT FOR EXECUTION

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APPENDIX I

[Describe termination provisions of Non-Statutory Stock Options]

Grant of Option pursuant to IRONWOOD GOLD CORP. 2014 Employee Benefit and Consulting Services Compensation Plan, dated ________, 2014.

Optionee:

Options Granted:

Purchase Price:	$_________________ per Share

Date of Grant:

Exercise Period:	_________________ to _________________

Vesting Schedule:	option on
	# of shares	date vested	(assuming continued employee or

consultant status, etc.)

Vested Options Exercised to Date:			(including this exercise)
Balance of Vested Options to be Exercised:

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CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO
NON-STATUTORY STOCK OPTIONS AT DISCRETION
OF COMMITTEE AT TIME OF GRANT

“Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the “Conversion Right”), the aggregate value of which Vested Shares shall be equal to the “in-the-money” value of this Option or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder’s intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.

X= Y (A-B)
           A

Where: X	The number of Vested Shares to be issued to the Holder.

	Y	The number of Vested Shares representing the portion of this Option that is being converted and cancelled in payment of Shares issued to the Holder.

	A	The fair market value of one Share of Common Stock of the Company.

	B	The Exercise Price (as adjusted to the date of such calculations).

     For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

     (X=Y (A-B) = 2,000 ($6.00 - $3.00) = 1,000)”
                 A                              6.00

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NOTICE OF EXERCISE
(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:     IRONWOOD GOLD CORP. ("Optionor")

     The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of Ironwood Gold Corp., and herewith makes payment of _____________________________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of
____________________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Ironwood Gold Corp. 2014 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.

OPTIONEE:

Dated:

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